Lincoln National International Fund, Inc.

                    Supplement dated January 10, 1997

                                   to

                      Prospectus dated May 1, 1996


On page 49 of the Prospectus Booklet, under Lincoln National
International Fund, Inc. add the following new paragraph to the text under the sub-heading, "Portfolio Manager":

"On July 17, 1996, the sub-advisor announced that it agreed to become a wholly-owned subsidiary of United Asset Management Corporation, a financial services holding company headquartered in Boston, Massachussetts. The transaction took effect on August 29, 1996. No change in the advisory fees of, or portfolio management by, the sub-advisor has occurred as a result of the acquisition, and the acquisition agreement requires all parties to avoid the imposition of any unfair burden on the Fund. A proxy statement describing these matters in greater detail was sent to all Contractowners of record on September 16, 1996. On November 13, 1996, the Shareholders of the Fund elected to continue Clay Finlay, Inc. as sub-advisor of the Fund.

Please retain this Supplement with your Prospectus Booklet.